Exhibit 10.2

                               ARTICLES OF MERGER

             FILED PURSUANT TO CHAPTER 92A, NEVADA REVISED STATUTES

         These Articles Of Merger (the "Articles"), dated as of August 16,2001, between MTN Holdings, Inc., a Nevada corporation (the "Surviving Corporation" or "MTNO") and AGIL, Inc., a Delaware corporation ("Acquisition Corp."), the two corporations being herein sometimes collectively called the "Constituent Corporations".

                              W I T N E S S E T H:

         WHEREAS, the Surviving Corporation is a corporation duly organized and existing under the laws of the State of Nevada, with its principal place of business at

                              131 West 35th Street
                            New York, New York 10001

         WHEREAS, Acquisition Corp. is a corporation duly organized and existing under the laws of the State of Delaware, with its principal place of business at

                              131 West 35th Street
                            New York, New York 10001

         WHEREAS, 100% of the issued and outstanding capital stock of Acquisition Corp. is owned by MTNO; and


         WHEREAS, the Boards of Directors of the Constituent Corporations hereto deem it desirable upon the terns and subject to the conditions herein stated, that Acquisition Corp. be merged with and into MTNO and that MTNO be the Surviving Corporation as outlined herein.

         NOW THEREFORE, it is agreed as follows:

SECTION 1.

         Plan of Merger, Requisite Approvals and Manner and Basis for Converting Shares.

1.1 As noted above, prior to the merger, MTNO, the Surviving Corporation owned 100% of the issued and outstanding capital stock of Acquisition Corp., and this merger is being undertaken pursuant to Section 92A 180, NRS, which permits the merger of a wholly-owned subsidiary (i.e., Acquisition Corp.) into its Parent (i.e., MTNO, the Surviving Corporation) without the approval of the Owners of the Parent or the Owners of the domestic wholly-owned subsidiary (i.e., Acquisition Corp.)

         Consequently, pursuant to Section 92.A.2003, NRS, a statement is hereby made that the approval of the Plan of Merger by the Owners of the Parent or of the wholly-owned subsidiary was not required.


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         Furthermore, pursuant to Section 92A.180.3. NRS, MTNO, as the sole
Owner of its subsidiary, Acquisition Corp., has, and does hereby waive, the Plan Summary notice and mailing requirements set forth in Section 92A.180. NBS.

1.2 The Constituent Corporations have entered into a Plan of Merger Agreement (the "Plan") of which these Articles of Merger are a part, and said Plan has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with the Law of Nevada and the Law of Delaware. Said Plan is on file at the principal place of business of the Surviving Corporation located at

                              131 West 35th Street
                            New York, New York 10001

         A copy of said Plan will be furnished by the Surviving Corporation, on request and without cost, to any owner of the Constituent Corporations.

1.3 Pursuant To Chapter 92A, NRS, the Plan was submitted to the Directors of MTNO and of Acquisition Corp., and the Plan was unanimously approved by the Directors of both corporations.

1.4 In accordance with the provisions of these Articles and the requirements of applicable law, Acquisition Corp. shall be merged with and into the Surviving Corporation at the Effective Date (as defined in Section 2 hereof). MTNO shall be the Surviving Corporation, and the separate existence of Acquisition Corp. shall cease at the Effective Date. Consummation of the Merger shall be on the terms and subject to the conditions set forth herein.

1.5 At the Effective Date, the Surviving Corporation shall continue its corporate existence as a Nevada corporation, and

                  (i) it shall thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations:

                  (ii) all debts due to either of the Constituent Corporations, on whatever account, Merger without further act or deed; and

                  (iii) all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property

1.6      At the Effective Date,

                  (i) the Articles of Incorporation and the Bylaws of the Surviving Corporation, as

                  (ii) the members of the Board of Directors of the Surviving Corporation holding

1.7      On the Effective Date,

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                  (i) Acquisition Corp.'s 8% Series A $1,000,000 Senior
         Subordinated Convertible Redeemable Debentures (the "'Acquisition Corp. Debentures"), together with from time to time, shall be converted into identical MTNO debentures (the "MTNO Debentures"), together with authorized but unissued underlying shares of common stock, Par Value $0.001 per share (the 'MTNO Common Stock"), of MTNO into which the new MTNO Debentures may be converted; and

                  (ii) All of the issued and outstanding shares of the Common Stock, Par Value

1.8 Subject to Section 1.7, above, each holder of a certificate representing issued and outstanding securities of Acquisition Corp. immediately prior to the Effective Date of the Merger, shall, upon surrender of such certificate to MTNO after the Effective Date, be entitled to receive a certificate representing the appropriate number of shares of securities of MTNO as described in Section 1.7 above. Until actually surrendered, each such Acquisition Corp. certificate shall, by virtue of the Merger, be deemed for all purposes to evidence ownership of the appropriate number of securities of MTNO.

1.9 If any certificate representing a MTNO security is to be issued in a name other than that in which the certificate surrendered is registered, it shall be a condition of such issuance that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall either pay to MTNO OR its transfer agent any transfer or other taxes required by reason of the issuance of certificates representing a MTNO security in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of MTNO or its transfer agent that such tax has been paid or is not applicable.

SECTION 2.

         Effective Date.

2.1 The Merger shall become effective upon the filing of these Articles with the Secretary of State of the State of Nevada, herein sometimes referred to as the "Effective Date".

SECTION 3.

         Mutual Assistance.

3.1 Each of the Constituent Corporations hereby covenants to mutually assist the other and to take all action reasonably necessary to accomplish and effectuate the terms hereof.

SECTION 4.

         Amendment, Termination and Counterpart Signatures.

4.1 At any time prior to the filing of these Articles with the Secretary of State of the State of Nevada, these Articles may be amended by the Boards of Directors of the Surviving Corporation and Acquisition Corp., to the extent permitted by state law notwithstanding any previously favorable action on the Merger by the Directors of either or both of the Constituent Corporations

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

with respect to any of the terms contained.

4.2 At any time prior to the filing of these Articles with the Secretary of State of the State of Nevada, these Articles may be terminated and abandoned by the Board of Directors of either the Surviving Corporation or Acquisition Corp. notwithstanding any previously favorable action on the Merger by the Directors of either or both of the Constituent Corporations.

4.3 These Articles may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 5.

         Appointment of Agent for Service of Process.

5.1 Pursuant to Section 92A. 190.2 (a), MTNO, as the Surviving Corporation does hereby agree that it may be served with process in the State of Nevada in any proceeding for enforcement of any obligation of the Surviving corporation or Acquisition Corp. arising from this Merge, including any suit or any other proceeding to enforce the rights of any owners as determined in appraisal proceedings pursuant to the corporate law of the State of Nevada, and does hereby irrevocably appoint the Secretary of State of the State of Nevada as its agent to accept service of process in any such suit or other proceedings and does hereby specify that the address to which copies of such process shall be made by the Secretary of State of Nevada is:

                     Nevada Agency and Trust Company
                     50 West Liberty Street
                     Suite 800
                     Reno, Nevada 89501

                     and

                     MTN Holdings, Inc.
                     c/o Mordechai Spiegel, President
                     131 West 35th Street, 5th Floor
                     New York, New York 10001


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THIS SPACE LEFT BLANK INTENTIONALLY - SIGNATURE PAGES FOLLOW

AS TO ACQUISITION CORP.

APPROVED BY ITS BOARD OF DIRECTORS AND BY ITS OWNERS ON AUGUST 16,2001.

WITNESSES:                                       AGIL, INC.


                                                 BY:
--------------------------                          ---------------------------
                                                    MORDECHAI SPIEGEL, PRESIDENT

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK

COUNTY OF WESTCHESTER

         BEFORE ME, THE UNDERSIGNED NOTARY PUBLIC, PERSONALLY APPEARED MORDECHAI SPIEGEL, PRESIDENT, WHO, BEING PERSONALLY KNOWN TO ME, OR WHO PRODUCED THE FOLLOWING IDENTIFICATION NYDL 424 449 529, AND WHO BEING DULY SWORN AND UNDER OATH, DEPOSED AND SAID THAT HE IS THE PRESIDENT OF AGIL, INC., A DELAWARE CORPORATION, AND THAT HE SIGNED THE FOREGOING ARTICLES OF MERGER BETWEEN AGIL, INC., AND MTN HOLDINGS, INC., A NEVADA CORPORATION ON BEHALF OF AGIL, INC., AS ITS PRESIDENT.


-------------------------------
NOTARY PUBLIC STATE OF NEW YORK

MY COMMISSION EXPIRES:


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